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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 27, 2000


                             SURGE COMPONENTS, INC.
             (Exact name of registrant as specified in its charter)




          New York                     0-14188                 11-2602030
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)        Identification Number)



                   1016 Grand Boulevard
                    Deer Park, New York                             11729
         (Address of principal executive offices)                (Zip Code)



                                 (631) 595-1818
              (Registrant's telephone number, including area code)





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Item 4.  Changes in Registrant's Certifying Accountant.

                  On November 27, 2000, we, Surge Components, Inc., replaced Seligson & Giannattasio, LLP as the independent auditors of our financial statements. We have appointed Richard A. Eisner & Company, LLP as our new independent auditors and engaged Richard A. Eisner & Company, LLP as the principal accountant to audit our financial statements, commencing with our fiscal year ended November 30, 2000.

                  The reports of Seligson & Giannattasio for the past two years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. Further, we had no disagreements with Seligson & Giannattasio requiring disclosure pursuant to Item 304(a)(1)(iv) of Regulation S-B, nor were there any reportable events requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-B. In addition, during our two most recent fiscal years and through the date of termination, neither we nor anyone acting on our behalf consulted with Richard A. Eisner & Company, LLP on matters which would require disclosure pursuant to Item 304(a)(2) of Regulation S-B.

                  We have requested Seligson & Giannattasio to furnish us with a letter, addressed to the Commission, stating whether it agrees with the above statements and Seligson & Giannattasio has done so. A copy of the Seligson & Giannattasio letter has been made an exhibit to this Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial statements of business acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

                  Listed below are all exhibits to this Current Report on Form 8-K.

Exhibit
Number        Description
------        -----------

   99.1 Letter of Surge Components, Inc, to Seligson & Giannattasio, LLP, dated November 29, 2000, forwarded in accordance with Item 304(a)(3) of Regulation S-B.

   99.2 Letter from Seligson & Giannattasio, LLP, dated November 30, 2000, as received by Surge Components, Inc.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 1, 2000

                                                 Surge Components, Inc.



                                        By:            /s/ Ira Levy
                                             ---------------------------------
                                                    Ira Levy, President


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                                  EXHIBIT INDEX

Exhibit
Number        Description
------        -----------
   99.1       Letter of Surge Components, Inc, to Seligson & Giannattasio, LLP,
              dated November 29, 2000, forwarded in accordance with Item
              304(a)(3) of Regulation S-K.
   99.2       Letter from Seligson & Giannattasio, LLP, dated November 30, 2000, as received by Surge Components, Inc.


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